Exhibit 99.1
PRIVATE WEALTH MANAGEMENT ●PERSONAL BANKING ●BUSINESS BANKING July 2022INVESTOR PRESENTATION

Safe Harbor Statement

This presentation and the accompanying oral commentary contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this presentation and any accompanying oral commentary are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and any accompanying oral statements and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to the risk of incurring credit losses, which is an inherent risk of the banking business; the negative impacts and disruptions resulting from the COVID-19 pandemic on our colleagues, clients, the communities we serve and the domestic and global economy, which may have an adverse effect on our business, financial position and results of operations; the risk that we will not be able to continue our internal growth rate; the performance of loans currently on deferral following the expiration of the respective deferral periods; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with the Federal Reserve Board taking actions with respect to interest rates, which could adversely affect our interest income and interest rate margins and, therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our 2021 Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that we filed with the SEC on February 28, 2022, and other documents we file with the SEC from time to time. We urge recipients of this presentation to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this presentation or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Non-GAAP Financial Measures

This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used when management believes them to be helpful in understanding the Company's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix of this presentation as of and for the quarter ended June 30, 2022. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

1

A Multi-Diversified Regional Financial Services Company with a Personal Touch

COMPANY

$11.2 Billion in Bank Assets

$4.8 Billion in Assets Under Management

$1.2 Billion in Trust Assets Under Advisement

Scale with a proven business model

FIRST FOUNDATION BANK

FIRST FOUNDATION ADVISORS

NASDAQ: FFWM
Five States: CA, TX, NV, HI, and FL
713 Employees, 31 Branch/Office Locations

CORE BUSINESS

PERSONAL BANKING
PRIVATE BANKING
BUSINESS BANKING

PRIVATE WEALTH MANAGEMENT

TRUST SERVICES

Complementary services

TARGET CLIENTS

BUSINESS OWNERS
REAL ESTATE INVESTORS
SMALL AND MEDIUM BUSINESSES
HOAs, MSRs, 1031 EXCHANGES, TITLE AND ESCROW COMPANIES
LOCAL MUNICIPALITIES

HIGH NET WORTH INDIVIDUALS
MULTI-GENERATIONAL FAMILIES
CORPORATE EXECUTIVES
NONPROFITS

Focus on providing exceptional service

Data as of June 30, 2022.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

2

Commercial Banking at Our Core

First Foundation is a full-service regional commercial bank offering robust business and consumer banking in addition to a full suite of wealth management and trust solutions for our clients

Diversified Commercial Lending	• Diversified commercial business lending with 33% of loans comprised of commercial term loans, revolving lines of credit, owner occupied CRE, public financing, and equipment leasing. • Commercial business originations totaled 51% for 2Q22 YTD, a 133% increase year over year. • Mature commercial real estate offerings. • 42% of total loans in multifamily. Deep relationships with our multifamily borrowers with 64% of originations in 2Q22 YTD sourced directly from borrowers (no broker involvement).
Core Deposit Funding	• Strong base of core deposits with 99% attributable to core, non-wholesale deposits. • 74% of core deposit base is made up of commercial business deposits. • 38% of deposits in in non-interest bearing accounts. • Our commercial deposit services channel, representing 40% of total deposits, offers complex treasury management services to a variety of large commercial clients such as mortgage servicers, HOAs, 1031 exchange accommodators, property management, contractor retention, among many others. • Certificates of deposits only account for 6.9% of deposits and wholesale deposits are down to 0.9%.
Complementary Wealth Management and Trust Offering	• Advisory and trust fees provide diversification to revenue. 14% of total revenue is derived from recurring noninterest income in 2Q22 YTD. • Pre-tax profit margin for Advisory and Trust divisions of 24% in 2Q22 (22% 2Q22 YTD). • Solid year-over-year client growth, 100% of new assets through organic growth. • Ability to attract and retain clients using trust solutions and estate planning. • Diversified client acquisition model from key internal and external referrals and centers of influence.
Consistent Profitability	• Past investments paying off with strong ROAA of 1.21% and ROATCE of 15.1% in 2Q22 YTD. • Extremely efficient operations with efficiency ratio of 51.9% in 2Q22 YTD. • NIM of 3.18% in 2Q22 (3.10% in 2Q22 YTD), an improvement over last quarter as excess liquidity was deployed into loans.

FIRST FOUNDATION

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Strong Regional Presence

- Headquartered in Dallas, TX, FFWM has 31 branch / offices locations in five states: CA, TX, NV, HI, and FL
- Recent expansion to Southwest Florida with the acquisition of TGR Financial fits well with FFWM's history of delivering commercial banking and wealth management services
- FFWM's loan portfolio is primarily concentrated within the branch footprint; 73% of total loans in CA, 3% in TX, 1% in NV, 1% in HI, and 12% in FL
- Expansion focused on attractive markets with positive demographic trends and business friendly environments

Presence in Some of the Fastest Growing MSAs in the Country


NEVADA
CALIFORNIA
DALLAS - HQ
TEXAS
FLORIDA
HAWAI'I

Source: SNL Financial; Claritas LLC; FDIC branch reports from SNL Financial; Company Reports

1. As of May 2022.
2. As of latest FDIC branch report dated September 2021.
3. 5 year historical.
4. 5 year projected.

Located in Expanding and Affluent Markets

- Average household income of $83k versus overall U.S. market of $62k[1]
- ~2.0x the U.S. average branch deposit growth in our footprint over the past 5 years
  - 87% in our footprint versus 45% nationwide[2]

Outsized population growth in markets with large market share[1][3]

- Riverside-San Bernardino-Ontario, CA: 3.7%
- Sacramento-Roseville-Folsom, CA: 4.2%
- Las Vegas-Henderson-Paradise, NV: 8.1%

Exceptional historical and projected population growth in newly-entered markets[1]

- Dallas-Fort Worth-Arlington, TX (Historical): 7.3%[3]
- Dallas-Fort Worth-Arlington, TX (Projected): 5.9%[4]
- Naples-Marco Island, FL (Historical): 8.8%[3]
- Naples-Marco Island, FL (Projected): 5.7%[4]

FIRST FOUNDATION

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4

Our Approach Within Attractive Markets

Three-pronged approach to market entry and presence.

1. Grow presence in business friendly and expanding markets
   - Dallas-Fort Worth Metroplex, TX
   - Naples-Marco Island, FL
2. Maintain a strong presence in mature and affluent markets
   - West Los Angeles and Pasadena, CA
   - Palos Verdes and the South Bay, CA
   - Orange County, CA
   - San Diego, CA
   - Indian Wells and Palm Springs, CA
   - San Francisco, CA
   - Sacramento, CA
   - Las Vegas, NV
   - Honolulu, HI
3. Obtain market share in secondary and stable markets[(1)]
   - Lucerne Valley: 100%
   - Running Springs: 100%
   - Big Bear Lake: 29.7%
   - El Centro: 7.4%
   - Auburn: 3.2%

Significant new opportunities for entire suite of services

Provide excellent customer service and deepen relationships

Focus on deposits as the bank of choice in local region

Source: SNL Financial; Company Reports
1. As of latest FDIC branch report dated September 2021.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

5

Serving Clients Across Generations

Educate + Protect — BUILD "Millennials"

Plan + Build — GROW "Gen X"

Consume + Distribute — ENJOY "Boomers"

Solutions for every stage in the financial journey

Personal and Business Banking

- Checking and Savings Accounts
- Money Market Accounts
- Certificate of Deposits (CDs)
- Digital Account Opening and Support
- Mobile Banking
- Full Suite of Treasury Management Offerings

Focused Consumer, Real Estate, and Commercial Lending

- SBA & Small Business
- Small Balance Business
- Equipment Finance
- Owner Occupied Real Estate
- Multifamily
- Investor Owned Real Estate
- Construction
- Primary Single Family
- Rental Single Family
- Home Equity Lines of Credit
- Personal Lines of Credit

Private Wealth Management

- Wealth Planning & Advisory
- Investment Management
- Business Succession
- Philanthropy Services
- Corporate Trustee
- Nevada Asset Protection Trust
- Successor Trustee

Well Positioned to Facilitate The Great Wealth Transfer



Greatest Generation (87<)
Silent Generation (70–87)
$48 Trillion
Baby Boomers (51–69)
Generation X & Millennials (<51)
57%
of total assets are estimated to be transferred to Generation X households.

45 million U.S. households will pass a mind-boggling $68 trillion ($48 trillion from Boomers alone) to their children — the biggest generational wealth transfer ever.*

Solutions to serve both the boomer and the next generations.

Expertise on multi-generational gifting strategies and setting up the next gen for financial success.

*According to report by Cerulli Associates

FIRST FOUNDATION

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6

Technology Driving Efficiencies and Enhancing Client Experience

Nationally recognized for our investment to drive innovation

Traditional Banking Services

With the Same Features as a Fintech

	Core Technology Tech Driving Process Efficiencies	Client Experience Tech Enhancing the Client Experience
Existing Strong Foundation in Place Today	✓ Latest Fiserv Core Baking system: Precision ✓ Data warehouse / CRM – marketing and client data mining ✓ Deep integrations with loan origination systems and core ✓ AI automating workflows to drive efficiency ✓ Technology-enhanced compliance tracking ✓ Digital banking processes with open APIs ✓ Dedicated to the strictest security measures	✓ Peer-to-peer payments through Zelle® ✓ Digital signature capture for lending and deposit products ✓ Automated online deposit account opening and delivery ✓ Industry-leading commercial business banking online ✓ Automated account switching solution to move new customer direct deposits and bill pay to bank
Enhancements Made / Planned	• Upgraded to Orion, state-of-the-art enterprise investment software platform for wealth management clients • Deep integration between trust accounting and portfolio management systems • New single family loan origination system • New commercial loan origination system upgrades	• Account aggregation across institutions • New mobile and desktop consumer banking applications • Digital wallet • New client portal for wealth management clients • Digital asset banking (crypto-friendly bank) • Rewards deposit accounts • Financial wellness scoring

Key Partners

fiserv. MX ORION ADVISOR TECH accutech NYDIG

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Brand Awareness Using Digital Channels

1. AWARENESS — Search Engine Optimization

Building awareness without paid advertising by ranking highly for relevant search phrases on Google.

Focused on 50-60 key terms related to our business. Ranked consistently in Top 25 nationally for high-value search phrases.

2. ENGAGEMENT — Social Media

Presence on major social networks

- Engaged community of followers
- Affinity towards brand and culture

3. DELIVERY — Content Marketing

Valuable content sourced by in-house and third-party writers

- Provides education; Fosters interest
- Boosts SEO; Generates leads

Sample Search Phrases (note: rankings fluctuate daily)	National Rank [1]
"What is wealth planning"	1
"Multifamily lending"	3
"Apartment lending"	4
"Income property lending"	11
"Owner occupied real estate financing"	11
"Wealth planning services"	8
"What is personal banking"	19

Digital brand awareness significantly reduces the cost of new client acquisition



Online Savings Account | First Foundation Bank
Savings Accounts - Discover Your Options - HSBC Bank USA
High Yield Online Savings Account | Marcus by Goldman ...
Google

Key Content Topics	Frequency
Investment Commentary	4 / year
Market Alerts	2–4 / year
The Week Ahead	50 / year
Wealth Planning	4–6 / year
Cyber Security	4 / year



THE WEEK AH
Security Tips for Online Holiday Shoppers

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

1) SEMRush, as of March 31, 2022; based on all internet traffic; does not include paid search; does however include all website traffic, not just those of banks and financial services companies.

8

Copyright © 2022 First Foundation Inc. All Rights Reserved Loans9

Copyright © 2022 First Foundation Inc. All Rights Reserved Loangrowthhasbeenachievedwhilemaintainingcreditdiscipline.$2.3billion of loans sold since beginning of 2018, not included in CAGR.Consistently low non-performing assets.Loan Growth Driven by Experienced Lending TeamGross Loans ($ in millions)10 1)Represents loan balance, net of mark to market, as of closing December 17, 2021 for loans acquired from TGR Financial. $6,353 $1,055 $4,801 $5,051 $5,309 $7,408 $9,424 YE 2018YE 2019YE 2020YE 20212Q22 FFWM Legacy TGR Financial Acquisition(1) (1)

Copyright © 2022 First Foundation Inc. All Rights Reserved Multifamily$4,049 43%Commercial Business$2,988 32%Single Family$982 10%Loans Held For Sale$496 5%CRE Investment$724 8%Land and Construction$175 2%Consumer$11 0%Loan Portfolio by Asset Class 2Q22($ in millions) California$6,925 73%Florida$1,125 12%Texas, $289 , 3%Hawaii, $51 , 1%Nevada, $72 , 1%Other$962 10%Loan Portfolio by State 2Q22($ in millions)Loan Portfolio Overview $9,424Total Loans2Q22 Yield on Loans: 3.86%11 1)Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans.2)Other includes premiums, discounts and deferred fees and expenses on all loans. $9,424 Total Loans Diversification by asset class and geography/state

Loan Portfolio by Geographic Distribution

- Texas and Florida markets continue to be a focus for growth in 2022.
- Texas originations totaled $147 million during 2Q22 YTD including $93 million in commercial business, $48 million in multifamily and $6 million in land and construction.
- Florida originations totaled $131 million during 2Q22 YTD including $59 million in NOO CRE, $48 million in commercial business, $16 million in single family, $6 million in multifamily, and $2 million in land and construction.
- Closed acquisition of TGR Financial in December 2021, providing $1.1 billion of loans and 36 lending employees.

Commercial Business Loans 2Q22 ($ in millions)



$3,125 Total Loans
Texas, $175 , 6%
Florida, $398 , 13%
Hawaii, $11 , 0%
Nevada, $52 , 2%
Other, $852 , 27%
California, $1,638 , 52%

Multifamily Loans[(1)] 2Q22 ($ in millions)



California, $3,754 , 95%
$3,954 Total Loans
Florida, $46 , 1%
Texas, $84 , 2%
Hawaii, $2 , 0%
Other, $65 , 2%
Nevada, $2 , 0%

NOO CRE Loans 2Q22 ($ in millions)



Florida, $425 , 60%
$707 Total Loans
California, $232 , 33%
Texas, $23 , 3%
Hawaii, $10 , 2%
Nevada, $7 , 1%
Other, $9 , 1%

Single Family Loans 2Q22 ($ in millions)



California, $747 , 78%
$958 Total Loans
Florida, $140 , 15%
Texas, $2 , 0%
Hawaii, $27 , 3%
Other, $32 , 3%
Nevada, $10 , 1%

1) Multifamily loans balances exclude loans held for sale.

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Copyright © 2022 First Foundation Inc. All Rights Reserved $1,722 $1,844 $1,932 $2,493 $3,913 $1,898 $3,392 $453 $676 $551 $555 $559 $0$500$1,000$1,500$2,000$2,500$3,000$3,500$4,000201720182019202020212Q21 YTD2Q22 YTD20172018201920202021 FFB able to obtain scale and efficiencies of a larger origination platform due to consistent ability to sell loans.Proven ability to manage portfolio mix.Deep relationships with multifamily borrowers with 64% of originations in 2Q22 YTD sourced directly from borrowers (no broker involvement).Quarterly originations in 2Q22 of $2.2 billion at a weighted average rate of 3.73% compared to 3.36% in 1Q22.Strong Originations Plus Consistent Loan SalesOriginations ($ in millions)$2.8Bn in Loan Sales13 Loan Sales ($ in millions)

Copyright © 2022 First Foundation Inc. All Rights Reserved Net Loan Growth –Originations Continue to Outpace Payoffs14 1Q222Q22 4Q212Q22

Strong Growth in Commercial Business Originations


Loan Origination Composition Trend
($ in millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
133% YoY Growth
2017
2018
2019
2020(1)
2021(2)
2Q21(2) YTD
2Q22 YTD
Commercial Business
Multifamily
CRE Investment
Single Family
Other


Origination Composition
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0%
5%
0%
55%
39%
2%
4%
3%
40%
51%
2Q21 YTD(2)
2Q22 YTD
Commercial Business
Multifamily
CRE Investment
Single Family
Other

- Commercial business platform provides continued diversification to the bank's loan originations.
- Strong quarter of commercial business originations in 2Q22 of $1.2 billion and $1.7 billion 2Q22 YTD.
- Commercial business originations were 51% of the 2Q22 YTD total, representing a 133% increase in origination balances compared to 2Q21 YTD.

1) Includes $171 million in PPP loans.
2) Includes $56 million in PPP loans.

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15

Copyright © 2022 First Foundation Inc. All Rights Reserved Public Administration27%Finance and Insurance23%Real Estate and Rental and Leasing8%Manufacturing7%Construction6%Professional, Scientific, and Technical Services4%Retail Trade4%Wholesale Trade3%Admin, and Waste Management and Remediation Services3%Other Services (except Public Administration)3%Health Care and Social Assistance2%Other(1)10%Commercial Portfolio by Industry Sectors2Q22Diversified Commercial Business PortfolioNo sector comprises more than 27% of the portfolio.1)No individual sector within “Other” category is larger than 2.1%. 1683% of commercial business portfolio is not commercial real estate. $3,125 Total Loans$3,125 Total Loans CRE Own Occ16%Commercial Term20%Commercial Line of Credit29%Equipment Finance7%SBA 7A0%SBA Own Occ CRE1%SBA PPP0%Municipal Financing27%Commercial Portfolio by Facility Type 2Q22

Conservative Portfolio of Residential Loans

Multifamily Loan Characteristics(1)	
Average Loan Size	$2.88 Million
Average LTV(2)	57%
Average DSCR(3)	1.42x
% Delinquent	0.00%

Single Family Real Estate Loan Characteristics(1)	
Average Loan Size(5)	$638k
Average LTV(2)	48%
Median FICO(4)	763
% Delinquent	0.38% (0.55% as of 1Q22)

- High credit quality with consistently low LTVs for both multifamily and single family loans and strong DSCR ratios on multifamily loans.
- Conservative underwriting to in-place rents and higher of market or actual vacancy and expenses.
- No multifamily charge-offs since FFB's creation in 2007.
- Strong single family borrower characteristics with high FICO scores and larger loan balances.

1) Data as of June 30, 2022, unless otherwise noted. Excludes Multifamily loans held for sale.
2) Loan-to-Value ("LTV") at time of origination.
3) Debt Service Coverage Ratio ("DSCR") represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property's Net Operating Income ("NOI") at time of origination.
4) Median FICO based on the lowest median score of the borrowing entities associated with each loan at time of origination. FICO data at time of origination not available on ~6% of portfolio related to loans originated by acquired banks.
5) Excludes zero balance HELOCs.

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17

Strong Credit Quality

Non-Performing Loans and Assets


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.31% 0.30% 0.51%
0.21% 0.24% 0.55%
0.20% 0.25% 0.47%
0.30% 0.39% 0.55%
0.14% 0.11% 0.44%
0.15% 0.12% 0.36% (4)
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021
2Q22
FFB NPAs/Assets
FFB NPLs/Loans
Peer NPLs/Loans(1)(2)

Net Charge-offs (NCOs)/Average Loans


Peer Average **5.0x** FFB
0.29%
0.19%
0.09%
-0.01%
Peer NCO Average, 0.10%
FFB NCO Average, 0.02%
2017
2018
2019
2020
2021
2Q22(4)
FFB NCOs/Average Loans
Peer NCOs/Average Loans(1)(3)
FFB NCO Average
Peer NCO Average

1) UPBR peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion.
2) Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases.
3) Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases.
4) Peer group data based on the most recently available UBPR report of 1Q22.

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Copyright © 2022 First Foundation Inc. All Rights Reserved Deposits19

Copyright © 2022 First Foundation Inc. All Rights Reserved Significant Growth in Commercial and Retail Deposits2Q22 Cost of Deposits: 0.28%$9,539 Total Deposits20 Brokered deposits decreased by 93% over last 3 years 9% growth in noninterest-bearing deposits year over year $2,247 $2,285 $2,808 $5,318 $5,165 $147 $550 $414 $508 $1,029 $1,251 $2,230 $2,989 $3,776 $1,257 $1,208 $326 $90 $90 $4,533 $4,891 $5,913 $8,812 $9,539 $0$1,000$2,000$3,000$4,000 $5,000 $6,000$7,000$8,000 $9,000$10,000YE 2018YE 2019YE 2020YE 20212Q22Deposits by Channel 2Q22($ in millions) Branch Digital Commercial Services Brokered $3,587 38%$2,426 25%$2,870 30%$656 7% Noninterest-Bearing Demand Interest-Bearing Demand Money Market & Savings Certificates of DepositsDeposits by Type 2Q22($ in millions) Brokered Deposits as a % of Total Deposits27.7%24.7%5.5%1.0%0.9%

Copyright © 2022 First Foundation Inc. All Rights Reserved California, $2,058 , 57%Florida, $735 , 20%Texas, $501 , 14% Hawaii, $22 , 1%Nevada, $22 , 1%Other,$249 , 7%Noninterest-Bearning Deposits 2Q22($ in millions) California, $2,790 , 47%Florida, $1,753 , 29%Texas, $35 , 1%Hawaii, $62 , 1%Nevada, $306 , 5%Other, $1,005 , 17%Interest-Bearing Deposits 2Q22($ in millions) California, $3,394 , 49%Florida, $1,523 , 22%Texas, $685 , 10%Hawaii, $43 , 0%Nevada, $281 , 4%Other, $1,029 , 15%Business Deposits 2Q22($ in millions)Deposits by Geographic Distribution21 $3,587Total Non-IBDepositsFirst retail Texas branch opened in May 2022 in Plano.Closed acquisition of TGR Financial in December,providing $2.2 billion of deposits of which 26% were non-interest bearing.Florida ranks 2ndand Texas 3rdfor total number of accounts raised from our nationwide digital bank channel.$5,951 Total IBDeposits$6,955 Total Business Deposits

Copyright © 2022 First Foundation Inc. All Rights Reserved Core Deposits Now Account for 99%, Wholesale Reduced to 2%22 Core deposits increased from 78% to 99% of total deposits over the last two years 1)Total deposits excluding brokered deposits divided by total deposits.2)Brokered deposits plus FHLB borrowings divided by total deposits plus FHLB borrowings plus customer repurchase agreements. Continued reduction in wholesale funding and loan to deposit ratio $6,990 $6,742 $8,722 $8,867 $9,449 $117 $103 $90 $90 $90 $149 $166 $153 $171 $7,107 $6,845 $8,978 $9,110 $9,859 1.6% 2.4%0%5%10%15%20%$0$1,000$2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000$9,000$10,0002Q213Q214Q211Q222Q22Funding Summary 2Q22($ in millions) Core Deposits Brokered Deposits FHLB Borrowings Customer Repurchase Agreements Total Wholesale Funding Ratio(2) Loan to85%85%84%88%99%Deposit $6,990 $6,742 $8,722 $8,867 $9,449 98% 99%80%85% 90%95%100%$0$1,000$2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000$9,000$10,0002Q213Q214Q211Q222Q22Core Deposits 2Q22($ in millions) Core Deposits Core Deposit Ratio(1)

Copyright © 2022 First Foundation Inc. All Rights Reserved Commercial Deposits Are Significant Source of Funding23 Commercial business deposits continue to be main source of core funding:1031 Exchanges, Title and Escrow,MSRs, HOAs Business72%Business74%Personal28%Personal26%1Q222Q22Core Deposits By Client Type

Digital Deposit Channel Success

Launched digital consumer deposit channel in 3Q 2019

Products

- Online savings – 2019
- Online CDs – 2020
- Online checking – 2020
- Rewards checking – 2022

Account Data

- Balances: $508 million at 3/31/2022
  - 31% growth quarter over quarter
- Good granularity of clients: ~ 7,200
- Over 90% new clients
- Reaching new, younger client audience

Benefits

- Strong retention experience when dropping rates
- Low costs to obtain and service
- Expanded digital experience into our retail branches to include paperless onboarding and in branch support for online opening

Number of Accounts by Generation 2Q22



Silent Gen (77-93)
2%
Gen Z (18-25)
10%
Baby Boomer (56-76)
25%
Millennial (26-40)
39%
Gen X (41-55)
24%

73% of digital bank clients are younger than Baby Boomers

Growth Driven by Digital Marketing Strategy ($ in millions)



$600
$500
$400
$300
$200
$100
$0
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Account Balance
Number of Accounts

FIRST FOUNDATION

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Copyright © 2022 First Foundation Inc. All Rights Reserved Wealth Management and Trust25

Comprehensive Offering for High-Net-Worth Clients

INVESTMENT MANAGEMENT	WEALTH PLANNING	ASSET ALLOCATION
PHILANTHROPY SERVICES	TRUST SERVICES	LEGACY PLANNING

Key Characteristics

- Lead with sophisticated financial planning to address client needs
- Open architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accounts
- In-house investment capabilities with top percentile performance
- Fee-only model (vs. commission-based brokerage) with avg. fee of 60 to 70 bps
- Significant cross promotion opportunities with bank, trust, and philanthropy services
- Ability to deepen relationship with multiple generations of the family because of trust and philanthropy business
- 100% of new Assets Under Management (AUM) and Assets Under Advisement (AUA) through organic growth, more stable than M&A
- Presence in affluent communities throughout CA such as Pasadena, San Diego, West Los Angeles, Orange County, in addition to expanding into Naples, FL in 1Q22
- Combined Advisory and Trust business pre-tax profit margin of 24% in 2Q22 (22% in 2Q22 YTD)

In-House Expertise to Serve Clients

Wealth Planning

- Lead with planning
- Entry point to client's total financial picture

Asset Allocation

- Manage custom investment strategies to serve clients across the risk and return spectrum
- Utilizes a mix of equities, fixed income, real estate, and alternative assets
- Open architecture

Portfolio Construction

- Conduct due diligence
- Create custom portfolios to match clients' goals
- Monitor, report, and adjust as necessary

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Loyal Clients and Growing Assets

Profile of Client Growth

- Target client of $3 million to $50 million in investible assets
- Clients are high-net-worth individuals and families (as opposed to institutional)
- Serve as central point of contact for clients' financial matters
- Average size of new clients is increasing as model attracts higher net worth clients
- New client referrals through centers of influence (COIs) and partner channels, which is difficult for other RIAs to replicate
  - 30+ year track record of building relationships with COIs – shows trust in ability to serve complex client cases
- Client referrals from existing clients – shows loyalty across clients



Referrals from Centers of Influence
Attorneys, CPAs, and Schwab Advisory Network
CLIENTS
Target Investible Assets: $3 million to $50 million
Referrals from Existing Clients
Approx. 20% from loyal clients
Recruit New Advisors
Qualified advisors join firm and attract new clients

Wealth Management AUM and Trust AUA ($ in millions)



7% CAGR
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,677
$742
$3,935
$5,327
$888
$4,438
$6,032
$1,105
$4,927
$7,026
$1,345
$5,681
$5,996
$1,174
$4,822
Stable organic growth
YE 2018
YE 2019
YE 2020
YE 2021
2Q22
FFA AUM
Trust AUA

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Copyright © 2022 First Foundation Inc. All Rights Reserved Profitability28

Copyright © 2022 First Foundation Inc. All Rights Reserved 4.06%3.78%3.62%3.57%3.45%3.39%3.22%3.31%3.19%3.50%2.92%2.96%3.03%3.19%3.16%3.20%3.07%3.17%3.00%3.18%1.60%1.18%0.90%0.60%0.45%0.35%0.28%0.26%0.32%0.54%0.00%0.50% 1.00% 1.50% 2.00%2.50%3.00%3.50%4.00%4.50%1Q202Q203Q204Q201Q212Q213Q214Q211Q222Q22Stable Net Interest Margin Earning Assets Yield Net Interest Margin Cost of Interest Bearing Liabilities $113.6 $155.6 $170.0 $196.6 $233.3 $112.1 $156.3 $- $50.0 $100.0 $150.0 $200.0 $250.0201720182019202020212Q21YTD2Q22YTDNet Interest Income ($ in millions) Strong Net Interest Income Growth29 (1)1)Cost of interest bearing liabilities excludes the positive impact of non-interest bearing deposits. $3,872 $5,200 $5,921 $6,498 $7,409 $10,284 $0$2,000$4,000 $6,000$8,000$10,000YE 2017YE 2018YE 2019YE 2020YE 20212Q22Average Interest-Earning Assets ($ in millions) Loans Securities Other

Copyright © 2022 First Foundation Inc. All Rights Reserved 60%17%23%Recurring(1)Noninterest Income Breakdown 2Q22 YTD Investment advisory fees Trust and consulting fees Loan and deposit feesProven ability to generate consistent growth of noninterest recurring fee income.Fee income diversifies First Foundation’s operating revenue stream with 14% generated from recurring noninterest income for 2Q22 YTD.Attractive Noninterest Fee Income30 $26.0Million1)Recurring revenue includes all noninterest income excluding revenue in the “other” category. $22.9$24.4$23.1$23.4$28.4$13.5$15.6$3.9$4.3$5.6$6.1$7.6$3.6$4.5$3.9$5.3$7.7$9.6$10.9$5.0$5.9$7.0 $0.4 $4.2 $15.1 $21.5 $3.3 $37.6$34.4$40.6$54.2$68.4$25.5$26.0$0$10$20$30 $40 $50$60 $7020172018201920202021 2Q21 YTD 2Q22 YTDRecurring(1)Noninterest Income Growth ($ in millions) Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loans

Efficient Operating Platform



Noninterest Expense / Average Assets
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
52 bps Δ
FFB Total(1)
FFB Excluding customer service(1)
Bank Peer group(2)

- Levering its investments in personnel and technology, FFB has consistently lowered its noninterest expense to average assets and is currently operating at a significant advantage to peers.

1) See "Non-GAAP Measurements" slide on page 46.
2) Uniform Bank Performance Report ("UBPR") Peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion. Peer group data based on the most recently available UBPR report of 1Q22.

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31

Consistent Earnings Growth While Investing in the Future


Income Before Taxes
($ in millions)
$160
$140
$120
$100
$80
$60
$40
$20
$-
31% CAGR
$50.6
$60.0
$79.4
$118.8
$151.3
$67.6
$89.3
2017
2018
2019
2020
2021
2Q21 YTD
2Q22 YTD


Return on Average
Tangible Common Equity (1)
8.7%
11.0%
11.9%
15.5%
16.9%
15.8%
15.1%
2017
2018
2019
2020
2021
2Q21 YTD
2Q22 YTD

- Performance driven by growth in loans, deposits, and assets under management.
- Scalable business model with significant expense leverage.

1) See "Non-GAAP Measurements" slide on page 44.

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Track Record of Delivering Consistent Profitability

Return on Average Assets


0.70%
0.81%
0.91%
1.26%
1.42%
1.32%
1.21%
2017
2018
2019
2020
2021
2Q21 YTD
2Q22 YTD

Return on Average Tangible Common Equity[1]


8.7%
11.0%
11.9%
15.5%
16.9%
15.8%
15.1%
2017
2018
2019
2020
2021
2Q21 YTD
2Q22 YTD

Efficiency Ratio[2]


63.0%
63.3%
60.8%
49.3%
47.5%
49.3%
51.9%
2017
2018
2019
2020
2021
2Q21 YTD
2Q22 YTD

Diluted Earnings Per Share


$0.78
$1.01
$1.25
$1.88
$2.41
$1.07
$1.13
2017
2018
2019
2020
2021
2Q21 YTD
2Q22 YTD

1) See "Non-GAAP Measurements" slide on page 44.
2) See "Non-GAAP Measurements" slide on page 45.

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33

Copyright © 2022 First Foundation Inc. All Rights Reserved 69%10%20%Ownership % by Investor Type(1) Institutional Management and Directors Public and OtherStrong Shareholder Returns Management and insiders have a vested interest in success owning ~10% of shares outstanding.Quarterly dividend paid in 2Q22 of $0.11 and $0.11 a share declared for 3Q22.Dividend yield of 2.15% based on June 30, 2022 share price and $0.11 a share dividend.1)Source: SNL Financial.Market data starting November 3, 2014 and ending June 30, 2022. Ownership data as of July 13, 2022.34120% 88% 40% -35%15%65%115%165% 215%265% 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Index Share Price Performance(1) FFWM SP500 KBW

Copyright © 2022 First Foundation Inc. All Rights Reserved Why First Foundation Financial Performance Strong and stable revenue from core operationsRecurring non-interest revenue from in-house wealth management and trust operationsDiversified and high-quality loan growth Growing profitabilityTrack record of strong investor returns Valuable Business Model Commercial banking model augmented with wealth management and trust expertiseOrganic growth strategy complemented by strategic acquisitionsValuable client base with cross promotion opportunities. Strong presence in geographic markets with high household incomeTechnology-centric infrastructure to enhance the client experience and drive efficiency Leadership and Culture Experienced and proven management teamTalented workforce with client-centric cultureSignificant insider ownership aligned with shareholders’ interests Credit Quality Conservative credit culture driving superior asset qualityVery low non performing assetsLow to minimal historical charge-offsWell capitalized 35

Copyright © 2022 First Foundation Inc. All Rights Reserved Appendix36

A Tradition of Serving Our Clients

History of First Foundation

1990
The Keller Group was created as an RIA to provide private wealth management services

2004
Created services to meet the needs of individuals, families, and businesses.

2007
First Foundation Bank was created as a de novo banking charter.

2008
Philanthropy Services are added to complement HNW business.

2010
First Foundation is adopted as the name for all affiliates.

2011
First Foundation San Diego Office opens for business.

2012
First Foundation Bank acquires Desert Commercial Bank.

First Foundation West Los Angeles opens for business.

2013
First Foundation Las Vegas Office opens for business.

First Foundation begins offering trust services.

2014
First Foundation lists shares on NASDAQ Global Stock Market under ticker "FFWM"

2015
First Foundation enters Hawaii market through acquisition of Pacific Rim Bank.

2016
First Foundation Bank opens offices in Laguna Hills and Seal Beach.

2017
First Foundation expands into Sacramento, Auburn, and Roseville through acquisition of Community 1st Bancorp

2018
First Foundation expands in LA with office in Palos Verdes Estates through acquisition of of PBB Bancorp

2020
First Foundation enhances digital offering through partnership with leading FinTech provider.

2021
Relocation of Principal Executive Office to Dallas, TX. Expands into Florida through acquisition of TGR Financial.

The path First Foundation Inc. has taken to provide banking, trust, financial planning, investment management, estate and legacy planning and consulting services to our clients, all under one roof and all under this level of care, is a path not often traveled. But we prefer it this way. At First Foundation Inc., we've never taken the easy path, but we've always chosen the right one – for our clients, our families, our communities, and our stakeholders.

FIRST FOUNDATION

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Industry Recognition

A sampling of awards and accolades received

B | RILEY Securities
Member FINRA/SIPC | a B. Riley Financial company

2021 Vision List – Outperforming Stock
First Foundation Inc. (FFWM) made B Riley's Vision List which is a list of the top-24 stocks across all industries selected by analysts to outperform the small-cap benchmark Russell 2000 Index in the current year. Each year analysts are tasked to identify a single, immutable pick to outperform based on a set of defined criteria.

PIPER | SANDLER

Bank & Thrift Sm-All Stars Class of 2021: FFWM
The Sm-All Stars represent the top performing small-cap banks and thrifts in the country. This is the second time FFWM was one of 35 banks chosen. According to Piper Sandler, banks selected have superior performance metrics in growth, profitability, credit quality and capital strength.

CELENT MODEL BANK 2020

Model Bank Employee Enablement
First Foundation Bank was recognized as a Model Bank for Employee Enablement by Celent as we developed an integrated back-end and front-end data warehouse and employee intranet designed to keep everything connected and in sync.

S&P Global

Best Performing Bank in 2021 with Assets Greater than $10B
First Foundation Bank ranked as the 6th best performing bank in 2021 with assets greater than $10B. S&P Global Market Intelligence calculated score for each bank on six key metrics.

THE CIVIC 50

2021 Civic 50
First Foundation was included in the OneOC Civic 50 list, which is compiled annually to spotlight those companies who are civic-minded within the communities they serve.

Gallagher

Best-in-Class for HR Management
Gallagher, a global human resources consulting firm, has awarded our team with an award for Best-in-Class for HR Management from their 2019 Benefits Strategy and Benchmarking Survey.

BARRON'S

Barron's Top 100 Independent Advisors
America's top independent financial advisors, as identified by Barron's. The ranking reflects the volume of assets overseen by the advisors and their teams, revenues generated for the firms, and the quality of the advisors' practices.

CNBC

CNBC FA 100
The CNBC FA 100 recognizes the advisory firms that top the list when it comes to offering a comprehensive planning and financial service that helps clients navigate through their complex financial life.

BankDirector.com

Bank Director Best Small Regional Bank
First Foundation Bank (FFB) was selected as the Top 4 small regional bank in the nation in the most recent ranking by Bank Director. The list selected the top 10 banks in each peer group based on several metrics provided by S&P Global Market Intelligence as of year-end 2020 and then studied and ranked each bank further for its performance.

Featured in the Media

First Foundation is a contributor to the media on important topics related to our industry

WALL STREET JOURNAL | CNBC | BARRON'S | MarketWatch

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38

Selected Financial Information

Financial Highlights: As of for 2Q22 YTD

Loans	$9.4 Billion	**Revenue:**	$185 Million
Deposits	$9.5 Billion	**Net Income:**	$64 Million
Total Assets	$11.2 Billion	**ROAA**	1.21%
FFA AUM & Trust AUA	$6.0 Billion	**ROATCE**[3]	15.1%
TBV per share[2]	$15.61	**Efficiency Ratio**[1]	51.9%

Growth

Loan production: 2020 – $2.49 billion; 2021 – $3.91 billion; 2Q22 YTD – $3.4 billion

Deposit growth: 2020 – $1.02 billion; 2021 – $2.90 billion; 2Q22 YTD – $727 million

AUM & AUA growth: 2020 – $705 million; 2021 – $994 million; 2Q22 YTD – ($1.0) billion

Revenue growth: 2020 – 19%; 2021 –21%; 2Q22 YTD (over 2Q21 YTD) – 34%

Net Income growth: 2020 – 50%; 2021 – 30%; 2Q22 YTD(over 2Q21 YTD) – 33%

1) See "Non-GAAP Measurements" slide on page 45.
2) See "Non-GAAP Measurements" slide on page 47.
3) See "Non-GAAP Measurements" slide on page 44.

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Copyright © 2022 First Foundation Inc. All Rights Reserved Allowance for Credit Loss of 37 bps of loans held for investment includes a net increase of $339 thousand in 2Q22 as a result of a $2.8 million specific reserve release related to PCD loans from prior acquisitions, offset by an increase in allowance of $811 thousand related to impaired loans and an increase of $2.3 million related to the remaining loan portfolio, mainly due to an increase in loan balances. Net increase to allowance for credit losses for securities of $483 thousand in 2Q22, representing 94 bps of securities as a result of changes in expected cash flows on interest-only strip securities due to changes in the interest rate environment and prepayment speeds offset by lower securities balances. Probability of Default (“PD”) and Loss Given Default (‘LGD”) term structure approach for majority of loan portfolio (96% of Non-PCD portfolio) with Loss Rate approach for remainder of Non-PCD loan portfolio.PCD loans associated with the TGR Financial acquisition were individually assessed for credit losses based on methodologies consistent with the CECL standards.Reasonable and supportable forecast period of 2 years using a weighting of Moody’s consensus and alternative economic scenarios.Reversion to long run historical PDs and LGDs after 2 year period. Management expects key drivers of provisioning and reserving under CECL standard going forward to include:Replenishment of reserves for net charge-offsChange in portfolio size and compositionAll other macroeconomic variables and loan level characteristicsOngoing reserve levels will continue to utilize quantitative and qualitative information CECL Methodology Reserves Ongoing Impact40Current Expected Credit Losses (“CECL”)

Copyright © 2022 First Foundation Inc. All Rights Reserved Balance Sheet and Equity Capital1)See “Non-GAAP Measurements” slide on page 47. 41 $10.33 $11.57 $13.44 $14.92 $15.61 YE 2018YE 2019YE 2020YE 20212Q22FFI TBV Per Share(1) 8.01%8.31%8.75%8.44%7.98%YE 2018YE 2019YE 2020YE 20212Q22FFI TCE/TA(1)

Copyright © 2022 First Foundation Inc. All Rights Reserved COVID-19: Cares Act and PPP Participation 42 Paycheck Protection Program We participated in the Small Business Administration’s Paycheck Protection Program and funded a total of $227million with an average size of ~$284,000per loan across both rounds of the program.In addition, during the 4Q21 we added $23.1 million of PPP loans through the acquisition of TGR Financial.During the 2Q22, $19.1 million of PPP loans were forgiven, bringing the remaining total to $8.0 million. We recognized an additional $196 thousand of net PPP fee income in 2Q22 or 3% of the total original projected $5.8 million net fees; total fees realized to date are 98% of the total. $144 thousand net PPP fee income remains to be recognized.No additional fees will be realized related to the acquired $23.1 million PPP loans from TGR Financial as the fees were accounted for in the purchase accounting adjustments of the transaction. Balances from the TGR Financial pool down to $1.3 million as of 2Q22.

COVID-19: Strength of Our Portfolio

Forbearance Approvals[1]

Our team evaluated all requests loan-by-loan and all $132 million of the legacy portfolio forbearances have been eliminated.

Portfolio (as of 6/30/22)	Count #	$ Balance	$ Balance (MM)	% of Portfolio[2]
Commercial Business	0	$0	$0.0	0.00%
Nonowner Occ. Commercial Real Estate	0	$0	$0.0	0.00%
Single Family	5	$402,301	$0.4	0.04%
Small Balance Equipment Finance	0	$0	$0.0	0.00%
Total	**5**	**$402,301**	**$0.4**	**0.00%**

Existing forbearances are from acquired TGR Financial.

	Round 1 Outstanding Forebearances ($ and #)	Round 2 Outstanding Forebearances ($ and #)	Round 3 Outstanding Forebearances ($ and #)	Current Total ($ and #)[2]	Round 1 Outstanding Forebearances (%)	Round 2 Outstanding Forebearances (%)	Round 3 Outstanding Forebearances (%)	Current Total (%)[2]
Legacy First Foundation								
Loan Balance ($MM)	$0.0	$0.0	$0.0	**$0.0**	0.00%	0.00%	0.00%	**0.00%**
Loan Count	0	0	0	**0**	0.00%	0.00%	0.00%	**0.00%**
Acquired from TGR Financial								
Loan Balance ($MM)	$0.4	$0.0	$0.0	**$0.4**	0.00%	0.00%	0.00%	**0.00%**
Loan Count	5	0	0	**5**	0.06%	0.00%	0.00%	**0.06%**

Credit quality remains very strong with the NPA ratio to total assets of 15 bps for 2Q22.

1) Data as of June 30, 2022.
2) Includes multifamily loans held for sale in total portfolio percentage calculation.

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43

Non-GAAP Financial Measures

Return on average tangible common equity is a non- GAAP financial measurement determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). This figure was calculated by excluding core deposit intangible ("CDI") amortization expense and the associated tax adjustment from net income and excluding average goodwill and intangibles assets from the average shareholders' equity during the associated periods. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a reconciliation of the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity:

						Six Months Ended,	
($ in thousands)	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	6/30/2021	6/30/2022
Return on Average Tangible Common Equity (ROATCE)							
Average shareholders' equity	$ 323,529	$ 474,256	$ 585,728	$ 649,031	$ 759,101	$ 714,312	$ 1,080,696
Less: Average goodwill and intangible assets	4,503	69,177	98,291	96,209	104,355	94,868	222,547
Average tangible common equity	$ 319,026	$ 405,080	$ 487,437	$ 552,823	$ 654,746	$ 619,444	$ 858,149
Net Income (loss)	$ 27,582	$ 42,958	$ 56,239	$ 84,369	$ 109,511	$ 48,409	$ 64,152
Plus: Amortization of intangible assets expense	394	2,043	2,291	1,895	1,579	842	1,000
Less: Tax effect on amortization of intangible assets expense	(114)	(592)	(664)	(550)	(458)	(244)	(290)
Net Income (loss) available to common shareholders	$ 27,862	$ 44,408	$ 57,866	$ 85,714	$ 110,632	$ 49,007	$ 64,862
Return on Average Equity[(1)]	**8.5%**	**9.1%**	**9.6%**	**13.0%**	**14.4%**	**13.6%**	**11.9%**
Return on Average Tangible Common Equity[(2)]	**8.7%**	**11.0%**	**11.9%**	**15.5%**	**16.9%**	**15.8%**	**15.1%**
Tax rate utilized for calculating tax effect on amortization of intangible assets expense	29.0%	29.0%	29.0%	29.0%	29.0%	29.0%	29.0%

1) Annualized net income (loss) divided by average shareholders' equity.
2) Annualized adjusted net income (loss) available to common shareholders divided by average tangible common equity.

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44

Non-GAAP Financial Measures

Efficiency ratio is a non- GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. We believe this non-GAAP measure is important to investors This figure represents the ratio of noninterest expense less amortization of intangible assets expense, merger-related expense, and FDIC insurance expense refund to the sum of net interest income before allowance for credit losses and total noninterest income less net gain (loss) from the sale of other real estate owned, net gain (loss) from the sale of securities, net gain on other equity investments and net gain from sale-leaseback. and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a calculation of the non-GAAP measure of efficiency ratio:

						Six Months Ended,	
($ in thousands)	**FY 2017**	**FY 2018**	**FY 2019**	**FY 2020**	**FY 2021**	**6/30/2021**	**6/30/2022**
Efficiency Ratio							
Total noninterest expense	$ 98,976	$ 127,075	$ 129,594	$ 125,778	$ 148,086	$ 70,128	$ 96,423
Less: Amortization of intangible assets expense	(394)	(2,043)	(2,291)	(1,895)	(1,579)	(842)	(1,000)
Less: Merger-related expense	(2,620)	(3,794)	-	-	(2,606)	(1,166)	35
Less: FDIC insurance expense refund	-	-	1,211	-	-	-	-
Adjusted Noninterest expense	**$ 95,962**	**$ 121,238**	**$ 128,514**	**$ 123,883**	**$ 143,901**	**$ 68,120**	**$ 95,458**
Net interest income	$ 113,618	$ 155,610	$ 169,954	$ 196,644	$ 233,284	$ 112,139	$ 156,299
Plus: Total noninterest income	38,719	35,771	41,776	54,647	70,453	25,943	28,827
Less: Net gain (loss) from other real estate owned	-	-	(742)	-	-	-	-
Less: Net gain (loss) from securities	-	-	316	-	-	-	-
Less: Net gain on other equity investments	-	-	-	-	(1,069)	-	-
Less: Net gain on sale-leaseback	-	-	-	-	-	-	(1,111)
Adjusted Revenue	**$ 152,337**	**$ 191,381**	**$ 211,304**	**$ 251,291**	**$ 302,668**	**$ 138,082**	**$ 184,015**
Efficiency Ratio	**63.0%**	**63.3%**	**60.8%**	**49.3%**	**47.5%**	**49.3%**	**51.9%**

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45

Non-GAAP Financial Measures

Noninterest expense to average asset ratio is a non- GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of noninterest expense less amortization of intangible assets expense to the average assets during the associated periods for First Foundation Bank. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a calculation of the non-GAAP measure of noninterest expense to average assets for FFB:

($ in thousands)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Noninterest Expense to Average Assets Ratio									
Total noninterest expense	$ 25,042	$ 24,949	$ 25,784	$ 28,579	$ 28,868	$ 31,488	$ 32,440	$ 40,101	$ 42,032
Less: Amortization of intangible assets expense	(492)	(445)	(439)	(432)	(410)	(372)	(365)	(509)	(491)
Less: Merger-related expense	-	-	-	-	(1,166)	(384)	(1,056)	35	-
Adjusted Noninterest expense	**$ 24,550**	**$ 24,504**	**$ 25,345**	**$ 28,147**	**$ 27,292**	**$ 30,732**	**$ 31,019**	**$ 39,627**	**$ 41,541**
Less: Customer service expense	(1,622)	(1,723)	(1,728)	(1,770)	(2,353)	(2,512)	(2,140)	(1,788)	(4,611)
Adjusted Noninterest expense exc. customer service expense	**$ 22,928**	**$ 22,781**	**$ 23,617**	**$ 26,377**	**$ 24,939**	**$ 28,220**	**$ 28,879**	**$ 37,839**	**$ 36,930**
Average Assets	6,740,157	7,012,084	6,710,191	7,074,136	7,449,361	7,922,934	8,088,622	10,391,150	10,720,238
Noninterest Expense to Average Assets Ratio	**1.46%**	**1.40%**	**1.51%**	**1.59%**	**1.47%**	**1.55%**	**1.53%**	**1.53%**	**1.55%**
Noninterest Expense exc. Customer Service Expense to Average Assets Ratio	**1.36%**	**1.30%**	**1.41%**	**1.49%**	**1.34%**	**1.42%**	**1.43%**	**1.46%**	**1.38%**

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Non-GAAP Financial Measures

Tangible common equity ratio and tangible book value per share are non- GAAP financial measurements determined by methods other than in accordance with U.S. GAAP. Tangible common equity ratio is calculated by taking tangible common equity which is shareholders' equity excluding the balance of goodwill and intangible assets and dividing by tangible assets which is total assets excluding the balance of goodwill and intangible assets. Tangible book value per share is calculated by dividing tangible common equity by basic common shares outstanding, as compared to book value per share which is calculated by dividing shareholders' equity by basic common shares outstanding. We believe these non-GAAP measures are important to investors and provide meaningful supplemental information regarding the performance of the Company. This non-GAAP measures should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a reconciliation of the GAAP measure of equity to asset ratio to the non-GAAP measure of tangible common equity ratio and the GAAP measure of book value per share to the non-GAAP measure of tangible book value per share:

($ in thousands, except per share amounts)	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	2Q22
Tangible Common Equity Ratio & Tangible Book Value Per Share						
Shareholders' equity	$ 394,951	$ 559,184	$ 613,869	$ 695,711	$ 1,064,051	$ 1,102,909
Less: Goodwill and intangible assets	33,576	99,482	97,191	95,296	222,125	222,749
Tangible Common Equity	$ 361,375	$ 459,702	$ 516,678	$ 600,415	$ 841,926	$ 880,160
Total assets	$ 4,541,185	$ 5,840,412	$ 6,314,436	$ 6,957,160	$ 10,196,204	$ 11,249,240
Less: Goodwill and intangible assets	33,576	99,482	97,191	95,296	222,125	222,749
Tangible assets	$ 4,507,609	$ 5,740,930	$ 6,217,245	$ 6,861,864	$ 9,974,079	$ 11,026,491
Equity to Asset Ratio	8.70%	9.57%	9.72%	10.00%	10.44%	9.80%
Tangible Common Equity Ratio	**8.02%**	**8.01%**	**8.31%**	**8.75%**	**8.44%**	**7.98%**
Book value per share	$10.34	$12.57	$13.74	$15.58	$18.86	$19.56
Tangible book value per share	**$9.46**	**$10.33**	**$11.57**	**$13.44**	**$14.92**	**$15.61**
Basic common shares outstanding	38,207,766	44,496,007	44,670,743	44,667,650	56,432,070	56,386,914

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